Exhibit 10.3

                                  AMENDMENT TO
                         SECOND MEZZANINE LOAN AGREEMENT



                           Dated as of August 31, 2005



                                     Between



                    SHC MICHIGAN AVENUE MEZZANINE II, LLC and
                       SHC CHOPIN PLAZA MEZZANINE II, LLC
                       collectively, as Mezzanine Borrower


                                       and



                      GERMAN AMERICAN CAPITAL CORPORATION,
                               as Mezzanine Lender

                  AMENDMENT TO SECOND MEZZANINE LOAN AGREEMENT

                  THIS AMENDMENT TO SECOND MEZZANINE LOAN AGREEMENT (this Amendment) is dated and effective as of August 31, 2005 between SHC MICHIGAN AVENUE MEZZANINE II, LLC and SHC CHOPIN PLAZA MEZZANINE II, LLC, each a Delaware limited liability company (collectively, Mezzanine Borrower) and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (together with its successors and assigns, Mezzanine Lender).

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, pursuant to that certain Second Mezzanine Loan Agreement, dated as of April 1, 2005, by and between Mezzanine Borrower and Mezzanine Lender (as amended, restated, replaced, supplemented or otherwise modified from time to time, the Mezzanine Loan Agreement), Mezzanine Borrower obtained a loan from Mezzanine Lender; and

                  WHEREAS, In accordance with Section 2.1.3(d) of the Mezzanine Loan Agreement, Mezzanine Lender has requested that Mezzanine Borrower amend the Mezzanine Loan Agreement in accordance with the terms herein. All capitalized terms not defined herein shall have the meaning ascribed thereto in the Mezzanine Loan Agreement. Unless otherwise specified herein, all Section references are references to Sections in the Mezzanine Loan Agreement, as amended hereby.

                  NOW, THEREFORE, in consideration of $10.00 paid in hand by Lender to Borrower, the parties hereto hereby agree to amend the terms of the Loan Agreement as follows:

                  1. Section 1.1: The definitions of "Mezzanine Loan Directed Paydown Prepayment Fee" and "Spread" are deleted in their entirety and replaced with the definitions of "Mezzanine Loan Directed Paydown Prepayment Fee" and "Spread" set forth below in this Section 1:

                  "Mezzanine Loan Directed Paydown Prepayment Fee" shall mean, with respect to a Directed Paydown, an amount equal to (i) 3% of the Loan Amount prepaid if such Directed Paydown occurs on or after the Permitted Prepayment Date and prior to the Payment Date in May 2006, (ii) 2% of the Loan Amount prepaid if such Directed Paydown occurs on or after the Payment Date in May 2006 but prior to the Payment Date in May 2007, (iii) 1% of the Loan Amount prepaid if such Directed Paydown occurs on or after the Payment Date in May 2007 but prior to the Payment Date in May 2008 and (iv) 0.5% of the Loan Amount prepaid if such Directed Paydown occurs on or after the Payment Date in May 2008 but prior to the Payment Date in October 2009.

                  "Spread" shall mean 3.0000%.

                  2. Replacement of Schedule J. Schedule J is deleted and replaced with Schedule J hereto.

                  3. Full Force and Effect. Except as amended by this Amendment, the Loan Agreement shall continue to remain in full force and effect.

                  4. Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

                  5. Governing Law. This Amendment shall be governed by the laws of the State of New York, without regard to choice of law rules.

                  6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.

                  7. Severability. The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforeceable in whole or in part, then such invalidity or unenforceablity shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                       MEZZANINE BORROWERS:

                                       SHC MICHIGAN AVENUE MEZZANINE
                                       II, LLC, a Delaware limited liability
                                       company


                                       By:  /s/    James Mead
                                            -----------------
                                            Name:    James Mead
                                            Title:   Executive Vice President,
                                       Chief Financial Officer

                                       SHC CHOPIN PLAZA MEZZANINE II,
                                       LLC, a Delaware limited liability company


                                       By:  /s/    James Mead
                                            -----------------
                                            Name:    James Mead
                                            Title:   Executive Vice President,
                                       Chief Financial Officer

The undersigned Sponsors each hereby reaffirms each of its obligations under that certain Sponsor Indemnity Agreement (Second Mezzanine Loan) dated as of April 1, 2005, and the same confirm that such obligations shall apply and relate in all respects to the Loan and the Loan Documents (as defined in the Loan Agreement) as amended by this Agreement.

SPONSORS:


DTRS MICHIGAN AVENUE/CHOPIN PLAZA, LP,
a Delaware limited partnership

By:      /s/    James Mead
         -----------------
Name:   James Mead
Title:  Executive Vice President, Chief Financial Officer


INTERCONTINENTAL FLORIDA LIMITED PARTNERSHIP, a Delaware limited partnership

By:      /s/    James Mead
         -----------------
Name:   James Mead
Title:  Executive Vice President, Chief Financial Officer


CIMS LIMITED PARTNERSHIP,
an Illinois limited partnership

By:      /s/    James Mead
         -----------------
Name:   James Mead
Title:  Executive Vice President, Chief Financial Officer

                                       MEZZANINE LENDER:

                                       GERMAN AMERICAN CAPITAL
                                       CORPORATION, a Maryland corporation



                                       By:  /s/        James M. Fitzpatrick
                                            -------------------------------
                                            Name:    James M. Fitzpatrick
                                            Title:   Vice President

                                       By:  /s/         Todd O. Sammann
                                            ---------------------------
                                            Name:    Todd O. Sammann
                                            Title:   Vice President


                                                             SCHEDULE J
                                                             ----------

                                                           PREPAYMENT FEES

            ------------------------------------------------------- -----------------------------------------------------
                                    Period                                             Prepayment Fee
            ------------------------------------------------------- -----------------------------------------------------
                         Prior to the Payment Date in                                    Locked Out
                                November 2005
            ------------------------------------------------------- -----------------------------------------------------
                       on or after the Payment Date in                        0.2741% of the Principal Amount then
                                November 2005                                           being prepaid
                       and prior to the Payment Date in
                                December 2006
            ------------------------------------------------------- -----------------------------------------------------
                       on or after the Payment Date in                        0.2554% of the Principal Amount then
                                December 2006                                           being prepaid
                       and prior to the Payment Date in
                                 January 2006
            ------------------------------------------------------- -----------------------------------------------------
                       on or after the Payment Date in                        0.2367% of the Principal Amount then
                                 January 2006                                           being prepaid
                       and prior to the Payment Date in
                                February 2006
            ------------------------------------------------------- -----------------------------------------------------
                       on or after the Payment Date in                        0.2180% of the Principal Amount then
                                February 2006                                           being prepaid
                       and prior to the Payment Date in
                                  March 2006
            ------------------------------------------------------- -----------------------------------------------------
                       on or after the Payment Date in                        0.1993% of the Principal Amount then
                                  March 2006                                            being prepaid
                       and prior to the Payment Date in
                                  April 2006
            ------------------------------------------------------- -----------------------------------------------------
                       on or after the Payment Date in                        0.1806% of the Principal Amount then
                                April 2006 and                                          being prepaid
                         prior to the Payment Date in
                                   May 2006
            ------------------------------------------------------- -----------------------------------------------------
                       on or after the Payment Date in                        0.1619% of the Principal Amount then
                                   May 2006                                             being prepaid
                       and prior to the Payment Date in
                                  June 2006
            ------------------------------------------------------- -----------------------------------------------------
                       on or after the Payment Date in                        0.1432% of the Principal Amount then
                                  June 2006                                             being prepaid
                       and prior to the Payment Date in
                                  July 2006
            ------------------------------------------------------- -----------------------------------------------------
                       on or after the Payment Date in                        0.1245% of the Principal Amount then
                                  July 2006                                             being prepaid
                       and prior to the Payment Date in
                                 August 2006
            ------------------------------------------------------- -----------------------------------------------------
                       on or after the Payment Date in                        0.1058% of the Principal Amount then
                                 August 2006                                            being prepaid
                     and prior to the Payment Date in
            ------------------------------------------------------- -----------------------------------------------------


                                        7


            ------------------------------------------------------- -----------------------------------------------------
                                September 2006
            ------------------------------------------------------- -----------------------------------------------------
                       on or after the Payment Date in                        0.0871% of the Principal Amount then
                                September 2006                                          being prepaid
                       and prior to the Payment Date in
                                 October 2006
            ------------------------------------------------------- -----------------------------------------------------
                       on or after the Payment Date in                        0.0683% of the Principal Amount then
                                 October 2006                                           being prepaid
                       and prior to the Payment Date in
                                November 2006
            ------------------------------------------------------- -----------------------------------------------------


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